UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 21, 2020

United Express, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Nevada	333-227194	82-1965608
(STATE OR OTHER JURISDICTION OF INCORPORATION	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

4345 w. Post Rd, Las Vegas, Nevada 89118

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

949-350-0123

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING ARIA CODE)

 N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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 Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On May 21, 2020, the board of directors of United Express Inc. (the “Company”) approved the dismissal Jeffrey T. Gross Ltd as the Company’s independent registered public accounting firm, effective immediately.

From the inception June 23,2017 through to the date of this Current Report on Form 8-K, there were no disagreements with Jeffrey T. Gross Ltd on any matter of accounting principles or practices, financial statement disclosure, or procedure, which, if not resolved to the satisfaction of Jeffrey T. Gross Ltd , would have caused Jeffrey T. Gross Ltd to make reference to the subject matter of the disagreements in their reports, and no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Jeffrey T. Gross Ltd with a copy of this Current Report on Form 8-K prior to the time the Report was filed with the Securities and Exchange Commission. The Company requested that Jeffrey T. Gross Ltd furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of Jeffrey T. Gross Ltd letter, dated May 21, 2020, is filed as Exhibit 16.1 hereto.

(b) New Independent Registered Public Accounting Firm.

On May 17, 2020, the Company approved the appointment and engaged, Yusufali & Associates, LLC as the Company’s new independent registered public accounting firm, audit the Company’s financial statements and to perform reviews of interim financial statements for the year ended June 30,2020.

During the year ended June 30, 2019 and prior to May 17, 2020 (the date of the engagement) neither the Company, nor anyone on its behalf has consulted Yusufali & Associates, LLC with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) any matter that was either the subject of a disagreement with Yusufali & Associates, LLC or a reportable event with respect Yusufali & Associates, LLC; (iii) the type of audit opinion that might be rendered on the Company’s financial statements. None of the following was provided to the Company: (a) a written report, or (b) oral advice that Yusufali & Associates, LLC was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (iv) Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01 Financial Statement and Exhibits.

(c) Exhibits:

Exhibit No.	Document
16.1	Letter from Jeffrey T. Gross Ltd

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

United Express, Inc.

By: /s/ Andrei Stoukan

CEO

Date:  May 21, 2020

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